UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Consent Revocation Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Revised Preliminary Consent Revocation Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Consent Revocation Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SITO Mobile, Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Marcelle S. Balcombe, Esq. Sichenzia Ross Ference Kesner LLP 61 Broadway, 32nd Floor New York, NY 10006 (212) 930-9700	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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REVISED PRELIMINARY CONSENT REVOCATION STATEMENT

SUBJECT TO COMPLETION DATED APRIL 28, 2017

SITO MOBILE, LTD.

The Newport Corporate Center,

100 Town Square Place, Suite 204, Jersey City, NJ 07301

CONSENT REVOCATION STATEMENT OF THE BOARD OF DIRECTORS OF
SITO MOBILE, LTD. IN OPPOSITION TO THE
CONSENT SOLICITATION BY STEPHEN D. BAKSA, THOMAS CANDELARIA,

MICHAEL DURDEN, ITZHAK FISHER, THOMAS J. PALLACK,

MATTHEW STECKER AND THOMAS THEKKETHALA

This consent revocation statement filed on Schedule 14A (the “Consent Revocation Statement”) is furnished by the Board of Directors (the “Board” or “Board of Directors”) of SITO Mobile, Ltd., a Delaware corporation (the “Company” or “SITO”), to the holders of outstanding shares of the Company’s common stock (the “Shares”), par value $0.001 per share, in connection with the Board’s opposition to the solicitation of written stockholder consents (the “Baksa Consent Solicitation”) by Stephen D. Baksa, Thomas Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala (collectively, the “Baksa Group”).

On April 12, 2017, the Baksa Group filed a preliminary consent solicitation statement, and on each of April 21, 2017, April 26, 2017 and April 27, 2017 the Baksa Group filed a revised preliminary consent solicitation statement (collectively, the “Baksa Group Consent Statement”) with the SEC in connection with its plans to commence the Baksa Consent Solicitation in an effort, we believe, to advance an undisclosed agenda related to Evolving Systems, Inc. (“Evolving Systems”).

Pursuant to the Baksa Consent Solicitation, the Baksa Group is seeking to remove all of the current members of the SITO Board (other than Brent D. Rosenthal who has previously collaborated with Mr. Baksa on an activist campaign at another publicly-held company and is supported by Mr. Baksa) and replace them with their own nominees, including, Matthew Stecker and Thomas Thekkethala, who currently serve on the Board of Directors of, and occupy senior leadership positions at, Evolving Systems. Specifically, Mr. Stecker serves as the Chairman of the Board of Evolving Systems and Mr. Thekkethala serves as President and Chief Executive Officer of Evolving Systems. According to disclosures made by the Baksa Group in the Baksa Group Consent Statement in the “background of the consent solicitation section,” Evolving Systems is seeking “opportunities for future cooperation” between Evolving Systems and SITO and has the interesting distinction of having three current members of its Board of Directors (Matthew Stecker, Thomas Thekkethala, and Richard Ramlall) seeking to become members of the SITO Board through solicitations led by either the Baksa Group or Karen Singer, who currently beneficially owns more than 21% of the outstanding common stock of Evolving Systems (according to disclosure contained in an amended Schedule 13D filed with the SEC by Karen Singer on April 7, 2017). In addition, the Baksa Group has disclosed that another member of the Evolving Systems’ Board of Directors, Julian D. Singer, the son of Karen Singer, has played an instrumental role in facilitating the introduction of Mr. Thekkethala to Richard O’Connell, the Interim Chief Executive Officer of SITO and arranging a meeting between Mr. Thekkethala, in his role as the President and Chief Executive Officer of Evolving Systems, and Mr. O’Connell. Steven G. Singer, brother-in-law of Karen Singer and uncle of Julian Singer, is currently a paid consultant to Evolving Systems. In addition, Karen Singer / TAR Holdings LLC has disclosed that Evolving Systems is a “Stockholder Associated Person” for purposes of the Company’s Amended and Restated Bylaws which is a defined term intended to describe persons or entities who should be deemed as proponents of a purported nomination of director candidates along with the stockholder(s) that delivers the purported notice of nomination.

In the Baksa Consent Statement, the Baksa Group is asking you for your written consent as to the following proposals which we believe and are very concerned are intended to advance an undisclosed agenda related to Evolving Systems (each, a “Proposal” and collectively, the “Proposals”):

Proposal 1 – Repeal the amendment and restatement on March 23, 2017 by the Board of the Bylaws of the Company (as so amended or restated, the “March Amended Bylaws”) to return the Bylaws to the form of the Bylaws that was in effect immediately prior to such amendment and restatement, as reflected in Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) dated May 11, 2016 (such Bylaws, the “Original Bylaws”), other than to include a provision that permits any vacancy on the Board occurring between annual meetings of stockholders or of special meetings of stockholders called for the election of directors, resulting from the removal of one or more directors, for cause or without cause, or from newly created directorships, to be filled by the vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, or acting by written consent in lieu of a meeting, then entitled to vote at an election of directors (“Proposal 1”).

Proposal 2 – Set the size of the Board at six (6) directors, notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals (“Proposal 2”).

Proposal 3 – Remove the following current members of the Board: Betsy J. Bernard, Richard O’Connell, Jonathan E. Sandelman, Lowell W. Robinson and Joseph Beatty (and any other person or persons elected, appointed or designated by the Board, or any committee thereof, to fill any vacancy or newly created directorship from April 12, 2017 until the time that the actions proposed to be taken by the Consent Solicitation become effective), other than those directors elected by the Consent Solicitation and Brent D. Rosenthal (such current members of the Board (and any other person or persons elected, appointed or designated by the Board, or any committee thereof, to fill any vacancy or newly created directorship from April 12, 2017 until the time that the actions proposed to be taken by the Consent Solicitation become effective), other than those elected by the Consent Solicitation and Brent D. Rosenthal, are sometimes referred to herein as the “Incumbent Directors”) (“Proposal 3”).

Proposal 4 – Elect each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala (the “Baksa Nominees”) to serve as a director of the Company (or if any Baksa Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa and Mr. Candelaria, who shall be designated as a Baksa Nominee by Mr. Baksa), to fill the vacancies on the Board resulting from the increase in the size of the Board pursuant to Proposal 2 and the removal of the Incumbent Directors pursuant to Proposal 3, each to serve, if elected, until the Company’s annual meeting of stockholders in 2018.

Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not increased pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, the Baksa Group has disclosed in the Baksa Group Consent Statement that it is the Baksa Group’s intention that the Baksa Nominees be appointed in order of the number of consents received by the Baksa Nominees, with the Baksa Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered "available" within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular Incumbent Director's removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Baksa Nominee in alphabetical order.

The existing directors of the Company were selected as Board members through processes implemented by the Board in keeping with strong corporate governance practices. Please see the discussion in this Consent Revocation Statement under the heading “Corporate Governance—Governance and Nominating Committee.” In contrast, the Baksa Nominees have been selected solely by the Baksa Group. The Company believes that the Baksa Group is committed to acting in the best interests of the Baksa Group and does not share the Company’s obligation to act in the best interests of all of the Company’s stockholders.

THE SITO BOARD IS COMMITTED TO ACTING IN THE BEST INTERESTS OF THE COMPANY’S STOCKHOLDERS AND HAS DETERMINED THAT THE PROPOSALS ARE NOT IN THE BEST INTERESTS OF THE COMPANY’S STOCKHOLDERS.

ACCORDINGLY, THE BOARD URGES YOU NOT TO SIGN ANY GOLD CONSENT CARD SENT TO YOU BY THE BAKSA GROUP AND INSTEAD URGES YOU TO SIGN AND RETURN THE WHITE CONSENT REVOCATION CARD INCLUDED WITH THESE MATERIALS.

If you have previously signed and returned the Baksa Group’s gold consent card, you have the right to change your mind and revoke your consent to the Proposals. Whether or not you have signed the Baksa Group’s gold consent card, we urge you to mark the “YES, REVOKE MY CONSENT” boxes on the enclosed WHITE consent revocation card (the “Consent Revocation Card”) and to sign, date and mail the card in the postage-paid envelope provided. Although submitting a consent revocation will not have any legal effect if you have not submitted a gold consent card, it will help us keep track of the progress of the consent process. Regardless of the number of Shares you own, your consent revocation is important. Please act today.

If your Shares are held in “street name,” only your broker, bank or other nominee can exercise your right to revoke a consent with respect to your Shares. Please contact your broker, bank or other nominee and instruct it to submit a WHITE Consent Revocation Card on your behalf today.

This Consent Revocation Statement and the enclosed WHITE Consent Revocation Card are first being mailed to the Company’s stockholders on or about [●], 2017.

In accordance with Delaware law and the Bylaws, the Board has set May 1, 2017 as the record date (the “Record Date”) for the determination of the Company’s stockholders who are entitled to execute, withhold or revoke consents relating to the Proposals. Only holders of record as of the close of business on the Record Date may execute, withhold or revoke consents with respect to the Proposals.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF CONSENT
REVOCATION MATERIALS IN OPPOSITION TO THE
CONSENT SOLICITATION BY STEPHEN D. BAKSA, THOMAS CANDELARIA,

MICHAEL DURDEN, ITZHAK FISHER, THOMAS J. PALLACK,

MATTHEW STECKER AND THOMAS THEKKETHALA

In accordance with the rules of the SEC, the Company is advising its stockholders of the availability on the Internet of the Company’s consent revocation materials in opposition to the consent solicitation by the Baksa Group. These rules allow companies to provide access to proxy and consent materials in one of two ways. Because the Company has elected to utilize the “full set delivery” option, the Company is delivering, to all stockholders, paper copies of the consent revocation materials, as well as providing access to those materials on a publicly accessible website. Under Delaware law, the Proposals will become effective if valid, unrevoked consents signed by the holders of a majority of the outstanding Shares as of the Record Date are delivered to the Company within 60 days of the earliest-dated consent delivered to the Company. This Consent Revocation Statement and Consent Revocation Card are available at [●].

If you have any questions about giving your consent revocation or otherwise require assistance, please call:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

TABLE OF CONTENTS

PAGE
DESCRIPTION OF THE BAKSA GROUP CONSENT STATEMENT	1
REASONS TO REJECT THE BAKSA GROUP’S PROPOSALS	2
BACKGROUND OF THE COMPANY’S INTERACTIONS WITH THE BAKSA GROUP, THE KAREN SINGER GROUP AND EVOLVING SYSTEMS, INC. LEADING UP TO THE BAKSA GROUP’S CONSENT SOLICITATION AND THE COMPANY’S CONSENT REVOCATION	3
QUESTIONS AND ANSWERS ABOUT THIS CONSENT REVOCATION STATEMENT	9
THE CONSENT PROCEDURE	11
SOLICITATION OF CONSENT REVOCATIONS	12
APPRAISAL RIGHTS	13
CURRENT DIRECTORS OF THE COMPANY	14
NAMED EXECUTIVE OFFICERS OF THE COMPANY	16
CORPORATE GOVERNANCE	17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
Compliance with Section 16(A) of the Exchange Act	22
Shareholder Communications WITH DIRECTORS	23
COMPENSATION DISCUSSION AND ANALYSIS	24
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	28
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	29
WHERE YOU CAN FIND MORE INFORMATION	30
FORWARD-LOOKING STATEMENTS	31
IMPORTANT	32
APPENDIX A: INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION	A-1
PRELIMINARY CONSENT REVOCATION CARD

DESCRIPTION OF THE BAKSA GROUP CONSENT STATEMENT

As set forth in the Baksa Group Consent Statement filed by Stephen D. Baksa, Thomas Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala on April 12, 2017 with the SEC, the Baksa Group is asking you for your written consent as to the following Proposals, which we believe are intended to advance an undisclosed agenda related to Evolving Systems:

Proposal 1 – Repeal the amendment and restatement on March 23, 2017 by the Board of the March Amended Bylaws to return the Bylaws to the form of the Bylaws that was in effect immediately prior to such amendment and restatement, as reflected in Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the SEC dated May 11, 2016, other than to include a provision that permits any vacancy on the Board occurring between annual meetings of stockholders or of special meetings of stockholders called for the election of directors, resulting from the removal of one or more directors, for cause or without cause, or from newly created directorships, to be filled by the vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, or acting by written consent in lieu of a meeting, then entitled to vote at an election of directors.

Proposal 2 – Set the size of the Board at six (6) directors notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals.

Proposal 3 – Remove the following current members of the Board: Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman, Lowell W. Robinson and Joseph Beatty (and any other person or persons elected, appointed or designated by the Board, or any committee thereof, to fill any vacancy or newly created directorship from April 12, 2017 until the time that the actions proposed to be taken by the Consent Solicitation become effective), other than those directors elected by the Consent Solicitation and Mr. Brent D. Rosenthal.

Proposal 4 – Elect each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala to serve as a director of the Company (or if any Baksa Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa and Mr. Candelaria, who shall be designated as a Baksa Nominee by Mr. Baksa), to fill the vacancies on the Board resulting from the increase in the size of the Board pursuant to Proposal 2 and the removal of the Incumbent Directors pursuant to Proposal 3, each to serve, if elected, until the Company’s annual meeting of stockholders in 2018.

Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not increased pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, the Baksa Group has disclosed in the Baksa Group Consent Statement that it is the Baksa Group’s intention that the Baksa Nominees be appointed in order of the number of consents received by the Baksa Nominees, with the Baksa Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered "available" within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular Incumbent Director's removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Baksa Nominee in alphabetical order.

1

REASONS TO REJECT THE BAKSA GROUP’S PROPOSALS

The Proposals submitted by the Baksa Group would, among other things, remove five current directors of the Company and replace them with the five Baksa Nominees. Doing so would provide the Baksa Group with more than a majority of seats on the Board enabling the Baksa Group, including two members of the Board of Directors and the senior leadership of Evolving Systems, to exercise control over your Board and the Company and, we believe, to advance an undisclosed agenda related to Evolving Systems.

Pursuant to the Baksa Consent Solicitation, the Baksa Group is seeking to remove all of the current members of the SITO Board (other than Brent D. Rosenthal who has previously collaborated with Mr. Baksa on an activist campaign at another publicly-held company and is supported by Mr. Baksa) and replace them with their own nominees, including, Matthew Stecker and Thomas Thekkethala, who currently serve on the Board of Directors of, and occupy senior leadership positions at, Evolving Systems. Specifically, Mr. Stecker serves as the Chairman of the Board of Evolving Systems and Mr. Thekkethala serves as President and Chief Executive Officer of Evolving Systems. According to disclosures made by the Baksa Group in the Baksa Group Consent Statement in the “background of the consent solicitation section,” Evolving Systems is seeking “opportunities for future cooperation” between Evolving Systems and SITO and has the interesting distinction of having three current members of its Board of Directors (Matthew Stecker, Thomas Thekkethala, and Richard Ramlall) seeking to become members of the SITO Board through solicitations led by either the Baksa Group or Karen Singer, who currently beneficially owns more than 21% of the outstanding common stock of Evolving Systems (according to disclosure contained in an amended Schedule 13D filed with the SEC by Karen Singer on April 7, 2017). In addition, the Baksa Group has disclosed that another member of the Evolving Systems Board of Directors, Julian D. Singer, the son of Karen Singer, has played an instrumental role in facilitating the introduction of Mr. Thekkethala to Richard O’Connell, the Interim Chief Executive Officer of SITO and arranging a meeting between Mr. Thekkethala, in his role as the President and Chief Executive Officer of Evolving Systems, and Mr. O’Connell. Steven G. Singer, brother-in-law of Karen Singer and uncle of Julian Singer, is currently a paid consultant to Evolving Systems. In addition, Karen Singer / TAR Holdings LLC has disclosed that Evolving Systems is a “Stockholder Associated Person” for purposes of the Company’s Amended and Restated Bylaws which is a defined term intended to describe persons or entities who should be deemed as proponents of a purported nomination of director candidates along with the stockholder(s) that delivers the purported notice of nomination.

The Board strongly believes that the Consent Solicitation being undertaken by the Baksa Group is not in the best interests of the Company’s stockholders and we believe is intended to advance an undisclosed agenda related to Evolving Systems.

We urge stockholders to reject the Baksa Group Consent Solicitation and revoke any consent previously submitted.

Please do not delay. In order to ensure that the Board is able to act in your best interests, please mark, sign, date and return the enclosed WHITE Consent Revocation Card as promptly as possible.

2

BACKGROUND OF THE COMPANY’S INTERACTIONS WITH THE BAKSA GROUP,

THE KAREN SINGER GROUP AND EVOLVING SYSTEMS, INC. LEADING UP TO
THE BAKSA GROUP’S CONSENT SOLICITATION  AND THE COMPANY’S CONSENT REVOCATION

The following is a chronology of the material contacts and events leading up to the filing of this Consent Revocation Statement, including the Company’s interactions with the Baksa Group, the Karen Singer Group and representatives of Evolving Systems, Inc.

From October 2011 to September 2014, Mr. Baksa served as a member of the Board.

On February 2, 2012, Mr. Baksa filed a Schedule 13D with the SEC to report ownership of 7,865,034 shares of Common Stock, which at the time was approximately 5.9% of the outstanding shares of the Company’s common stock.

On March 4, 2015, Mr. Baksa filed an amendment to his Schedule 13D to report ownership of 6,087,702 shares of the Company’s common stock or 4.0% of the outstanding shares of the Company’s common stock.

On August 9, 2016, almost two years after Mr. Baksa had left the Board, Mr. Rosenthal was appointed to the Board and the Board approved a grant of five-year options to purchase 20,000 shares of SITO’s common stock. The options vested immediately and expire upon the earlier of August 9, 2021 or three months after the cessation of service, whichever is sooner. At the time that Mr. Rosenthal joined our Board, the Board had concluded that Mr. Rosenthal was qualified to serve as a member of the Board because of his apparent business acumen and financial expertise as well as his past experience in the media industry. The Board is no longer prepared to reaffirm its past view of Mr. Rosenthal’s business acumen and financial expertise. In addition, at the time that Mr. Rosenthal joined the Board, the Board was not aware of Mr. Rosenthal’s previous association and working relationship with Mr. Baksa or that Mr. Rosenthal and Mr. Baksa had collaborated together on an activist campaign at another public company. In July 2016, Mr. Baksa and other investors had threatened a proxy contest at another public company, RiceBran Technologies, which proxy contest ultimately ended when Messrs. Baksa and Rosenthal, among other individuals, entered into a settlement agreement with the target. Pursuant to the agreement, Mr. Rosenthal was named to that company’s board of directors as one of the designees of Mr. Baksa and his fellow investors, and was also named chairman of the board of RiceBran Technologies. In the Baksa Consent Statement, the Baksa Group indicates that Mr. Baksa is prepared to vouch for Mr. Rosenthal’s business acumen and specifically states as follows: “Mr. Baksa has had an opportunity to become acquainted with and observe the business acumen and financial expertise of Mr. Rosenthal both in connection with Mr. Baksa’s role as a shareholder and former director of the Company and in his role as a shareholder in RiceBran Technologies, Inc.” As noted above, at the time that Mr. Rosenthal joined the Board, the Board was not aware of these interactions between Mr. Rosenthal and Mr. Baksa and that, based on the foregoing disclosure from the Baksa Consent Statement, they continued their interactions even after Mr. Rosenthal joined the Board.

On January 15, 2017, the Company entered into a Consulting Agreement with Barrington Advisory Group, LLC (the “Barrington Consulting Agreement”), a consulting company where Michael Durden, one of the Baksa Nominees, serves as the Managing Member. The Barrington Consulting Agreement, which provided for a fee of $3,000 per month payable to Barrington Advisory Group LLC in exchange for advisory services, was terminable by either Barrington Advisory Group LLC or the Company without penalty with 30 days’ notice. Mr. Rosenthal had previously recommended Mr. Durden to the Board’s Lead Independent Director, Betsy J. Bernard, as a potential Board member.

On March 10, 2017, the following two Baksa Nominees, Messrs. Fisher and Pallack, executed and deliverd to Mr. Baksa written consents agreeing to being named as nominees for election to the Board in either the Baksa Consent Solicitation or the Baksa Proxy Solicitation and consenting to serving on the Board if elected.

On March 17, 2017, Mr. Baksa and Mr. Candelaria filed a Schedule 13D with the SEC to report aggregate ownership of 1,394,199 shares of the Company’s common stock, which at the time was approximately 6.7% of the shares of the Company’s outstanding common stock.

On March 20, 2017, Julian D. Singer, a member of the Board of Directors of Evolving Systems, together with his father Gary Singer, met with Richard O’Connell, the Company’s Interim Chief Executive Officer, at SITO’s offices in Jersey City, New Jersey. Among the topics discussed was the Singers’ request that Mr. O’Connell meet with Baksa Nominee Thomas Thekkethala, in his capacity as the Chief Executive Officer of Evolving Systems. In addition to being a member of the Board of Directors of Evolving Systems and the son of Gary Singer, Julian Singer is also the son of Karen Singer, who beneficially owns 2,645,638 shares of common stock of Evolving Systems, comprising approximately 21.2% of the common stock of Evolving Systems (according to disclosure contained in an amended Schedule 13D filed with the SEC by Karen Singer on April 7, 2017) and is separately and concurrently pursuing a proxy contest against SITO seeking the election of three of her purported proposed nominees, including a member of the Board of Directors of Evolving Systems, Richard Ramlall. Karen Singer also beneficially owns approximately 10.2% of the outstanding common stock of the Company, based on disclosure contained in a Schedule 13D filed with the SEC by Karen Singer on April 10, 2017. Two members of the Baksa Group who are also Baksa Nominees, Matthew Stecker and Thomas Thekkethala, serve on the Board of Directors of Evolving Systems. Mr. Stecker is also the Chairman of the Board of Evolving Systems and Mr. Thekkethala is the President and Chief Executive Officer of Evolving Systems.

3

On March 21, 2017, Julian D. Singer, a member of the Board of Directors of Evolving Systems, emailed Richard O’Connell, the Company’s Interim Chief Executive Officer, copying Baksa Nominee Thomas Thekkethala, in his capacity as the Chief Executive Officer of Evolving Systems, and Gary Singer. The purpose of the email was to introduce Mr. O’Connell to Mr, Thekkethala and stated as follows: “Rory, Thomas – want to introduce you via email in advance of Friday’s (3/24) 1:30pm meeting at Sito’s offices in Jersey City. Rory, if you wouldn’t mind sending your address we’d appreciate it, and thank you for accommodating us for a 2nd time this week. I think it would be helpful – as a baseline – to give Thomas the same type of overview you gave us yesterday, including a quick tour and introduction to the appropriate team members.”

Later, on March 21, 2017, Mr. Thekkethala emailed Mr. O’Connell, blind copying Julian Singer. In his email, Mr. Thekkethala thanks Julian Singer for the introduction and indicates to Mr. O’Connell that he wants a two hour meeting to cover a number of agenda items including the Company’s functional and technology architecture, competitive position, the Company’s value proposition, customer case studies, partner case studies, global distribution strategy and potential next steps with Evolving Systems.

On March 23, 2017, Julian D. Singer emailed Mr. O’Connell and copied Gary Singer and Mr. Thekkethala. In his email, Julian Singer stated as follows: “Rory, we were just informed by Thomas that you had to cancel tomorrow’s meeting. We understand that things come up, but is there any reason Thomas can’t meet with your sales and technology people (the ones we met the other day) to get a better understanding of the company, its technology, and strategy? He can then follow up with you, Joe and Larry at a later date to see how the companies might work together.”

Later, on March 23, 2017, Mr. O’Connell emailed Julian Singer and copied Gary Singer and Mr. Thekkethala. Mr. O’Connell stated as follows: “my sales exec Adam is at a client all day. Jon Lowen is on the west coast and Michael Blanche is offsite with me. Sorry about this, Julian. I will endeavor to get this meeting back on the calendar just as soon as we file.”

Later, on March 23, 2017, Julian D. Singer emailed Mr. O’Connell and copied Gary Singer. In that email, Mr. Singer stated as follows: “Rory, we feel strongly that you should reschedule this ASAP, in addition to coming in to discuss with us early next week.”

Later, on March 23, 2017, Mr. O’Connell emailed Gary Singer and copied Julian D. Singer and Mr. Thekkethala. In that email, Mr. O’Connell stated as follows: “I made it clear Tuesday that some of my guys were out and unavailable. Michael and I were planning on being here but we have been called away. Gary, I have a lot on my plate. Please bear with me. I have to manage priorities.”

Later, on March 23, 2017, Gary Singer emailed Mr. O’Connell and copied Julian D. Singer and Mr. Thekkethala. The subject of the email is titled “RE: Tomorrow's meeting” referencing the meeting that the Singers believed was scheduled to occur between Mr. O’Connell and Mr. Thekkethala on March 24, 2017. In his email, Gary Singer stated as follows: “If none of them were available why did you bother scheduling the meeting?”

On March 24, 2017, Gary Singer emailed Mr. O’Connell and copied Julian D. Singer. The subject of the email is titled “RE: Tomorrow's meeting” referencing the meeting that the Singers believed was scheduled to occur between Mr. O’Connell and Mr. Thekkethala on March 24, 2017. In his email, Gary Singer stated as follows: “Rory we just tried you. Please call ASAP!”

On March 27, 2017, Mr. O’Connell emailed Mr. Thekkethala and copied Julian D. Singer. In that email, Mr. O’Connell stated as follows: “Thomas: Hope all is well. This week is a blackout for me, but I come up for air by week’s end. I am available Monday and Tuesday next week if this suits you. Then we travel for the remainder of the week. I know that you are traveling, so let me know what works best for you. The following week works well, too. I look forward to meeting you and seeking ways to work together.”

Later, on March 27, 2017, Mr. Thekkethala emailed Mr. O’Connell and blind copied Julian D. Singer. This email continues the string of emails started by Julian D. Singer on March 21, 2017. In his email, Mr. Thekkethala stated as follows: “Thanks for the email. I will be available on Fri, March 31st afternoon. I will most likely be traveling starting the upcoming weekend or Mon / Tue next week May I suggest that we focus the initial meeting on Friday on a discussion with one of your senior sales execs and one of your senior product execs. Here are a few agenda items for approx. 15 minutes each leaving time for Q&A and Next Steps:

1.       Standard Corporate and Sales Presentation

2.       Functional and Technology Architecture

3.       Competitive Matrix and SITO’s Unique Proposition

4.       Two Large Customer / Partner Case Studies

5.       Global Distribution Strategy

4

You and I can then follow up on Potential Next Steps with EVOL if you are not available on Friday. Let me know if this works.”

On March 28, 2017, Mr. O’Connell emailed Mr. Thekkethala and stated as follows: “I will try to accommodate a 1pm meeting on Friday. Let me check calendars and revert today. Should work.”

Later, on March 28, 2017, Mr. Thekkethala emailed Mr. O’Connell copying Martin Steinmann, the Chief Strategy Officer for Evolving Systems, and informs Mr. O’Connell that Mr. Steinman would be attending the March 31, 2017 meeting with Messrs. Thekkethala and O’Connell and would be participating via the Citrix GotoMeeting web-conference.

Later, on March 28, 2017, Mr. Thekkethala emailed Mr. O’Connell copying Martin Steinmann, the Chief Strategy Officer for Evolving Systems, inquiring whether Mr. O’Connell intended to have a senior sales executive and a senior product executive in attendance at the meeting scheduled to be held on March 31, 2017 with Mr. Thekkethala and requested copies of SITO’s standard presentation to review in advance of the meeting. Mr. Thekkethala stated as follows in his email: “Thanks for making yourself / team members available on Friday. Will one of your senior Sales Execs and a senior Product Exec be at the meeting? Are you or the others available for an hour and a half (12 – 130pm)? Or should we start at 1130am? Could you please share the standard presentations with us in advance of the meeting? Thanks Here are a few agenda items for approx. 15 minutes each leaving time for Q&A and Next Steps:

1.       Standard Corporate and Sales Presentation

2.       Functional and Technology Architecture

3.       Competitive Matrix and SITO’s Unique Proposition

4.       Two Large Customer / Partner Case Studies

5.       Global Distribution Strategy

6.       SITO – EVOL Next Steps”

Also, on March 28, 2017, the Company filed a Current Report on Form 8-K with SEC to disclose that the Board had determined that the Company's 2017 Annual Meeting of Stockholders would be held on Tuesday, June 27, 2017, at a time and location to be determined.

On March 30, 2017, Jon Lowen, then the Company's Executive Vice President of Operations and Product Development, emailed Mr. Thekkethala with a copy to Mr. O’Connell. In his email, Mr. Lowen stated as follows: “Hey Thomas- Rory passed along your suggested agenda and I wanted to touch base to make sure we cover everything you mentioned below. I run operations and product for SITO and will be compiling the necessary materials for tomorrow’s meeting. I was hoping to understand what your direct objective is for tomorrow? Better understanding what you are looking to walk away with will help me better position the presentation as I do not want to go into topics or materials that are not of interest to you and do not serve your end goal. Looking forward to meeting tomorrow and discussing further. Thanks!”

Later, on March 30, 2017, Mr. Thekkethala emailed Mr. Lowen with a copy to Mr. O’Connell at the Company and Mr. Steinmann at Evolving Systems. In his email, Mr. Thekkethala stated as follows: “Jon - EVOL Solutions for customer acquisition, customer upsell, customer retention / loyalty are implemented at over 80 mobile operators in 50+ countries touching 1.3 billion consumers. In India alone our carrier customers send out 5 billion messages (like Balance messages) every day from where we can take consumers to “Offer Walls” or trigger “App Downloads” based on profile information we have or have access to because we are deeply embedded inside carrier back office systems. The bottom line is that carriers are looking to monetize their consumer data and we would like to explore SITO as one of our potential partners to take into our global customer footprint [emphasis added]. So we’d like to understand:

1.       SITO’s core offerings

2.       Distribution Strategies and Channels

3.       SITO’s Primary Competition & your Unique Propositions

4.       Comparison Matrix of SITO Offerings vs Amobee (acquired by SingTel) and PinSight Media (acquired by Sprint)

5.       SITO’s Challenges/ Barriers to growth

6.       Two Large Customer / Partner Case Studies

7.       Functional and Technology Architecture

Potential Next Steps with EVOL”

On March 31, 2017, Mr. Thekkethala, in his capacity as President and Chief Executive Officer of Evolving Systems., together with Mr. Steinmann, the Chief Strategy Officer of Evolving Systems, met with executives from the Company, including Mr. O'Connell and Mr. Lowen to discuss “opportunities for future cooperation” between Evolving Systems and the Company.

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On April 3, 2017, TAR Holdings LLC (“TAR Holdings”) and Karen Singer filed a Schedule 13D with the SEC. Karen Singer is the sole member of TAR Holdings. In their Schedule 13D, TAR Holdings and Karen Singer (i) report ownership of 2,100,718 shares of the Company’s common stock, which at the time was approximately 10.16% of the shares of the Company’s common stock outstanding, and (ii) disclose that they intend to seek representation on the Board.

On April 4, 2017, the Board approved and adopted a Section 382 Tax Benefits Preservation Plan, dated as of April 3, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “NOL Rights Plan”) to protect the Company’s ability to utilize its net operating loss carryovers in certain change of ownership circumstances. Pursuant to the NOL Rights Plan, the Board declared a dividend of one preferred share purchase right for each outstanding share of Company common stock, distributable under the terms of the NOL Rights Plan to stockholders of record as of the close of business on April 14, 2017. As of December 31, 2016, the Company had approximately $40 million of (gross pre-tax) federal net operating loss carryforwards or NOLs that could potentially be utilized in certain circumstances to offset SITO Mobile’s future taxable income and reduce its federal income tax liability.

On April 6, 2017, due to the Board’s concerns with Mr. Rosenthal participating in deliberations relating to Stephen Baksa and Thomas Candelaria, the Board formed an Executive Committee composed of all non-employee members of the Board other than Mr. Rosenthal. As noted above, Mr. Rosenthal has a historical association and working relationship with Mr. Baksa and Mr. Rosenthal and Mr. Baksa have collaborated together on another activist campaign at another public company, RiceBran Technologies.

Also, on April 6, 2017, the following three Baksa Nominees, Messrs. Stecker, Thekkethala and Durden, executed and delivered to Mr. Baksa written consents agreeing to being named as nominees for election to the Board in either the Baksa Consent Solicitation or the Baksa Proxy Solicitation and consenting to serving on the Board if elected.

On April 7, 2017, Mr. Baksa caused a purported nomination notice to be delivered to the Interim Chief Executive Officer and Secretary of the Company purporting to provide notice of the intent of Messrs. Baksa and Candelaria to nominate each of the Baksa Nominees for election to the Board and replace the entire membership of the Board at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) and, thereby, assume control of the Company through a contested solicitation of proxies (the “Baksa Group Proxy Solicitation”). The purported nomination notice did not disclose any of Mr. Baksa’s plans or proposals or include any alternative strategic plan for how Mr. Baksa would operate the Company if the Baksa Nominees were all elected to the Board at the 2017 Annual Meeting. Nor did the purported nomination notice disclose who Mr. Baksa would hire for the Company’s executive management team if the Baksa Nominees were all elected to the Board at the 2017 Annual Meeting.

On April 7, 2017, Karen Singer caused TAR Holdings to deliver a purported nomination notice to the Interim Chief Executive Officer and Secretary of the Company purporting to provide notice of the intent of TAR Holdings to nominate three candidates for election to the Board, including one who is a current member of the Board of Directors of Evolving Systems and another who is a current paid consultant to Evolving Systems, and replace three out of the five current members of the Board at the 2017 Annual Meeting and, thereby, assume control of the Company through a contested solicitation of proxies (the “Karen Singer Proxy Solicitation”). The three candidates purported to be nominated by Karen Singer were Steven G. Singer, Wayne Barr, Jr. and Richard Ramlall (the “Karen Singer Nominees”). Mr. Ramlall is a current member of the Board of Directors of Evolving Systems and Steven G. Singer is currently a paid consultant to Evolving Systems. The purported nomination notice did not disclose any of Karen Singer’s plans or proposals or include any alternative strategic plan for how Karen Singer would operate the Company if the Karen Singer Nominees were all elected to the Board at the 2017 Annual Meeting. Nor did the purported nomination notice disclose who Karen Singer would hire for the Company’s executive management team if the Karen Singer Nominees were all elected to the Board at the 2017 Annual Meeting. In Karen Singer’s purported nomination notice, she discloses that Evolving Systems may be deemed to be a Stockholder Associated Person for purposes of the Company’s Amended and Restated Bylaws (the “Bylaws”) which means that, for purposes of the Bylaws, Evolving Systems is treated as though it is a proponent of the Karen Singer Nominees for which various disclosures are required to be provided in the purported nomination notice.

On April 7, 2017, Mr. Baksa and Mr. Candelaria filed amendments Nos. 1 and 2 to the Schedule 13D dated March 17, 2017 with the SEC to (i) report ownership of 1,412,810 shares of Common Stock, which at the time was approximately 6.8% of the shares of the Company’s common stock outstanding, and (ii) to disclose that Mr. Baksa and Mr. Candelaria had caused a purported nomination notice to be delivered to the Secretary and Interim Chief Executive Officer of the Company purporting to provide notice of the intent of Messrs. Baksa and Candelaria to nominate the Baksa Nominees for election to the Board and replace the entire membership of the Board at the 2017 Annual Meeting and, thereby, assume control of the Company. The amendments to the Schedule 13D did not disclose any plans or proposals of Messrs. Baksa and Candelaria or include any alternative strategic plan for how Messrs. Baksa and Candelaria would operate the Company if the Baksa Nominees were all elected to the Board at the 2017 Annual Meeting. Further, the amendments to the Schedule 13D did not disclose how it came to be that two members of the senior leadership of Evolving Systems, Matthew Stecker, the Chairman of the Board of Evolving Systems, and Thomas Thekkethala, the President and Chief Executive Officer of Evolving Systems, would agree to be included as Baksa Nominees and would agree to participate in the Baksa Proxy Solicitation.

6

On April 10, 2017, the Company sent Mr. Baksa a letter acknowledging that the Company received Mr. Baksa’s purported nomination notice and that the Company was in the process of reviewing the purported nomination notice, in consultation with its advisors, to assess whether it complies with the Bylaws. In that same letter, the Company indicated that, given that it had just received the purported nomination notice, it was not in a position to confirm that the purported nomination notice complied with the Bylaws.

On April 10, 2017, the Company sent TAR Holdings / Karen Singer a letter acknowledging that the Company received TAR Holdings’ purported nomination notice and that the Company was in the process of reviewing the purported nomination notice, in consultation with its advisors, to assess whether it complies with the Bylaws. In that same letter, the Company indicated that, given that it had just received the purported nomination notice, it was not in a position to confirm that the purported nomination notice complied with the Bylaws.

On April 10, 2017, TAR Holdings and Karen Singer filed amendment No. 1 to the Schedule 13D dated April 3, 2017 with the SEC to (i) report ownership of 2,100,718 shares of the Company’s common stock, which at the time was approximately 10.16% of the shares of the Company’s outstanding common stock, and (ii) to disclose that TAR Holdings had caused a purported nomination notice to be delivered to the Secretary and Interim Chief Executive Officer of the Company purporting to provide notice of the intent of TAR Holdings to nominate the Karen Singer Nominees for election to the Board and replace a majority of the membership of the Board at the 2017 Annual Meeting and, thereby, assume control of the Company. The amendment to the Schedule 13D disclosed that TAR Holdings intends to request a waiver of the SITO NOL Rights Plan in order to purchase up to 19.9% of the Company’s common stock and plans on voting against ratification of the SITO NOL Rights Plan at the 2017 Annual Meeting. Otherwise, the amendment to the Schedule 13D did not disclose any plans or proposals of TAR Holdings or Karen Singer or include any alternative strategic plan for how TAR Holdings and Karen Singer would operate the Company if the Karen Singer Nominees were all elected to the Board at the 2017 Annual Meeting. Further, the amendment to the Schedule 13D did not disclose how it came to be that a member of the Board of Directors of Evolving Systems, Richard Ramlall, would agree to be included as a Karen Singer Nominee and would agree to participate in the Karen Singer Proxy Solicitation. Nor did the amendment disclose that members of Karen Singer’s family, including her son Julian D. Singer, a member of the Board of Directors of Evolving Systems, had been adamant in pressuring Mr. O’Connell to meet with Mr. Thekkethala of Evolving Systems “to see how the companies might work together” or what plans or proposals Karen Singer had for how it believes SITO should work with Evolving Systems.

On April 12, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed the preliminary Baksa Group Consent Statement with the SEC. The Baksa Consent Statement, as filed on this date, did not include any discussion of the numerous interactions, including an in-person meeting that took place on March 31, 2017 at the Company’s executive offices in Jersey City, New Jersey, that Mr. Thekkethala, the President and Chief Executive Officer of Evolving Systems had with Mr. O’Connell, from March 21 to March 31, 2017 at the insistence of Julian D. Singer which meeting was intended by Mr. Thekkethala to explore ways for Evolving Systems and the Company to work together.

On April 12, 2017, Mr. Baksa delivered to the Company a purported record date request letter purporting to request that the Board fix a record date for stockholders entitled to consent to the Proposals set forth in the Baksa Group Consent Statement.

On April 13, 2017, the Company issued a press release commenting on the Baksa Group Consent Solicitation. In that press release, the Company noted its belief that Mr. Baksa and Mr. Candelaria were attempting to take control of the Board and the Company without providing a detailed and credible plan as to how they would create long-term stockholder value, which plan has still not been provided or made publicly available. The Company also noted in its press release that it was curious that Mr. Baksa and Mr. Candelaria were not looking to replace Mr. Rosenthal as a member of the Board, but perhaps not completely surprising given the previous publicly-known past association and working relationship between Mr. Baksa and Mr. Rosenthal and their past history working together on an activist campaign at another public company.

On April 13, 2017, Mr. Baksa and Mr. Candelaria filed amendment No. 3 to the Schedule 13D dated March 17, 2017 with the SEC to report that Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala had filed the Baksa Group Consent Statement with the SEC and to describe the proposals contained therein.

On April 18, 2017, the Board appointed Lowell W. Robinson to the Board and determined to recommend him to stand for re-election at the 2017 Annual Meeting. With the appointment of Mr. Robinson as an independent director, the Board was temporarily increased to six (6) directors but will automatically revert back to five (5) directors following the certification of the stockholder vote at the 2017 Annual Meeting as only five (5) directors will be elected at the 2017 Annual Meeting. In addition, the Board determined that Mr. Robinson is an independent director for purposes of the NASDAQ listing standards and Mr. Robinson was appointed to the Board’s Audit, Compensation and Governance and Nominating Committees.

Also, on April 18, 2017, the Board met and determined that Mr. Rosenthal would not be included in its slate of director candidates nominated for election to the Board at the 2017 Annual Meeting. Further, at this meeting, the Board also determined that it no longer deemed Mr. Rosenthal as an independent director for purposes of the NASDAQ listing standards and, accordingly, Mr. Rosenthal was removed from the Audit, Compensation and Governance and Nominating Committees of the Board.

Also, on April 18, 2017, representatives of the Company informed Baksa Nominee Michael Durden that the Company intended to terminate the Barrington Consulting Agreement, effective immediately.

On April 19, 2017, the Company filed a preliminary Consent Revocation Statement with the SEC.

7

On April 20, 2017, the Company delivered a letter to Mr. Baksa expressing its concerns that his purported nominating notice may not comply with the Bylaws and requested additional documentation to verify information contained in his purported nominating notice. Among other things, the Company asked Messrs. Baksa and Candelaria to confirm that they had not formed a group for purposes of Rule 13d-5 of the Exchange Act with any other stockholder, including Karen Singer.

On April 20, 2017, the Company delivered a letter to TAR Holdings/ Karen Singer expressing its concerns that her purported nominating notice may not comply with the Bylaws and requested additional documentation to verify information contained in her purported nominating notice. Among other things, the Company asked TAR Holdings / Karen Singer to confirm that they had not formed a group for purposes of Rule 13d-5 of the Exchange Act with any other stockholder, including Stephen D. Baksa and Thomas Candelaria.

On April 21, 2017, the Executive Committee of the Board designated the close of business on Monday, May 1, 2017, as the record date for the determination of the stockholders of record of outstanding shares that are entitled to execute, withhold or revoke consents with respect to the Baksa Group Consent Solicitation.

On April 21, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed Amendment No. 1 to the preliminary Baksa Group Consent Statement with the SEC.

On April 25, 2017, the Company issued a press release to announce the promotion of Jon Lowen, Executive Vice President of Operations and Product Development, to Chief Operating Officer of the Company.

On April 25, 2017, the Company issued a press release wherein it commented on Amendment No. 1 to the preliminary Baksa Group Consent Statement filed with the SEC by Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala on April 21, 2017. The press release, among other things, noted SITO’s belief that the Baksa Group had failed to disclose the close ties between two of the Baksa Group’s purported proposed director candidates, Messrs. Stecker and Thekkethala, both members of the Board of Directors and senior leadership team of Evolving Systems, and Karen Singer and how the Baksa Group came to be introduced to Messrs. Stecker and Thekkethala.

On April 26, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed Amendment No. 2 to the preliminary Baksa Group Consent Statement with the SEC.

On April 27, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed Amendment No. 3 to the preliminary Baksa Group Consent Statement with the SEC.

On April 28, 2017, the Company filed this revised preliminary Consent Revocation Statement with the SEC.

8

QUESTIONS AND ANSWERS ABOUT THIS CONSENT REVOCATION STATEMENT

Q: Who is making this consent revocation solicitation?

A: The SITO Board of Directors.

Q: What are we asking you to do?

A: You are being asked (i) to NOT return any gold consent card solicited by the Baksa Group or any of the participants in the Baksa Group Consent Solicitation and (ii) to revoke any consent that you may have delivered in favor of any of the Proposals by executing and delivering the WHITE Consent Revocation Card as discussed below.

Q: If I have already delivered a consent, is it too late for me to change my mind?

A: No. Until the requisite number of duly executed, unrevoked consents are delivered to the Company in accordance with the Delaware General Corporation Law (the “DGCL”) and the Company’s organizational documents, the consents will not be effective. At any time prior to the consents becoming effective, you have the right to revoke your consent by executing and delivering a WHITE Consent Revocation Card as discussed in the following question.

Q: What is the effect of delivering a WHITE Consent Revocation Card?

A: By marking the “YES, REVOKE MY CONSENT” boxes on the enclosed WHITE Consent Revocation Card and signing, dating and mailing the card in the postage-paid envelope provided, you will revoke any earlier dated consent that you may have delivered to the Baksa Group or the Company. Even if you have not submitted a gold consent card, you may submit a WHITE Consent Revocation Card. Although submitting a consent revocation will not have any legal effect if you have not previously submitted a gold consent card, it will help us keep track of the progress of the consent process.

Q: What is the Board’s recommendation?

A: The Board has determined that the Proposals are not in the best interest of the Company or its stockholders. Accordingly, the Board urges you to reject the Baksa Group Consent Solicitation and revoke any consent previously submitted.

Q: What should I do to revoke my consent?

A: Mark the “YES, REVOKE MY CONSENT” boxes next to each proposal listed on the WHITE Consent Revocation Card. Then, sign and date the enclosed WHITE Consent Revocation Card and return it TODAY or as soon as possible to the Company’s proxy solicitor, MacKenzie Partners, Inc. in the envelope provided. It is important that you sign and date the WHITE Consent Revocation Card.

Q: Who is entitled to consent, withhold consent or revoke a previously given consent with respect to the Proposals contained in the Baksa Group Consent Statement?

A: Only the holders of record of the Shares on the Record Date are entitled to consent, withhold consent or revoke a previously given consent with respect to the Proposals contained in the Baksa Group Consent Statement. In accordance with Delaware law and the Bylaws, the Board has set May 1, 2017 as the Record Date for the determination of the Company’s stockholders who are entitled to execute, withhold or revoke consents relating to the Proposals. The Company will be soliciting consent revocations from stockholders of record as of May 1, 2017 and only holders of record of Shares as of the close of business on May 1, 2017 may execute, withhold or revoke consents with respect to the Baksa Group Consent Solicitation. You may execute, withhold or revoke consents at any time before or after the Record Date, provided that any such consent or revocation will be valid only if you were a holder of record of Shares on the Record Date and the consent or revocation was otherwise valid.

9

Q: When should I return my WHITE Consent Revocation Card?

A: In order for the Proposals to be adopted, the Company must receive valid, unrevoked consents executed by the holders of a sufficient number of Shares within 60 days of the earliest-dated consent delivered to the Company. Because the Proposals could become effective before the expiration of the 60-day period, you should promptly return the WHITE Consent Revocation Card.

Q: What happens if I do nothing?

A: If you do not execute and send in any consent that the Baksa Group sends you, you will effectively be voting AGAINST the Proposals. Although submitting a WHITE Consent Revocation Card will not have any legal effect if you have not submitted a gold consent card, submitting a WHITE Consent Revocation Card will help us keep track of the progress of the consent process.

If you have validly executed and delivered a gold consent card that the Baksa Group sent you, doing nothing further will mean that you have consented to the Baksa Group’s Proposals, which means you will effectively be voting FOR the Proposals. If you have executed and delivered a gold consent card that the Baksa Group sent you, the Board urges you to revoke any such consent previously submitted by executing and delivering the WHITE Consent Revocation Card.

Q: Who should I call if I have questions about the solicitation?

A: If you have any questions regarding this Consent Revocation Statement or about submitting your WHITE Consent Revocation Card, or otherwise require assistance, please call the Company’s proxy solicitor:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

10

THE CONSENT PROCEDURE

Voting Securities and Record Date

In accordance with Delaware law and the Bylaws, the Board has set May 1, 2017 as the Record Date for the determination of the Company’s stockholders who are entitled to execute, withhold or revoke consents relating to the Proposals. As of the Record Date, there were [●] Shares outstanding, each entitled to one vote per Share.

Only record holders of Shares as of the Record Date are eligible to execute, withhold and revoke consents in connection with the Baksa Group Consent Solicitation and this Consent Revocation Statement. Persons beneficially owning Shares through a broker, bank or other nominee, should contact such broker, bank or other nominee and instruct it to execute the WHITE Consent Revocation Card on their behalf. You may execute, withhold or revoke consents at any time before or after the Record Date, provided that any such consent or revocation will be valid only if you were a holder of record of Shares on the Record Date and the consent or revocation is otherwise valid.

Effectiveness of Consents

Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, if consents in writing setting forth the action to be taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company’s certificate of incorporation does not prohibit stockholder action by written consent. To be effective, the Proposals require consents signed by stockholders representing a majority of the Shares outstanding as of the Record Date.

Furthermore, under Section 228 of the DGCL and the Bylaws, all consents will expire unless valid, unrevoked consents representing at least a majority of the Shares outstanding as of the Record Date are delivered to the Company within 60 days of the earliest-dated consent delivered to the Company.

Because the Proposals contained in the Baksa Group Consent Statement could become effective before the expiration of the 60-day period set forth in Section 228 of the DGCL, WE URGE YOU TO ACT PROMPTLY TO RETURN THE WHITE CONSENT REVOCATION CARD.

Effect of WHITE Consent Revocation Card

A stockholder may revoke any previously signed consent by completing, signing, dating and returning to the Company a WHITE Consent Revocation Card. A consent may also be revoked by delivery of a written revocation of your consent to the Baksa Group. Stockholders are urged, however, to deliver all consent revocations to the Company c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016. The Company requests that if a revocation is instead delivered to the Baksa Group, a copy of the revocation also be delivered to the Company c/o MacKenzie Partners, Inc. at the address set forth above, so that the Company will be aware of all revocations.

Unless you specify otherwise, by signing and delivering the WHITE Consent Revocation Card, you will be deemed to have revoked consent to all of the Proposals.

Any consent revocation may itself be revoked by marking, signing, dating and delivering a written revocation of your WHITE Consent Revocation Card to the Company or to the Baksa Group or by delivering to the Baksa Group a subsequently dated gold consent card that the Baksa Group sent to you.

The Company has retained MacKenzie Partners, Inc. to assist in communicating with stockholders in connection with the Baksa Group Consent Solicitation and to assist in our efforts to obtain consent revocations. If you have any questions regarding this Consent Revocation Statement or about submitting your WHITE Consent Revocation Card, or otherwise require assistance, please call MacKenzie Partners, Inc. toll-free at (800) 322-2885.

You are urged to carefully review this Consent Revocation Statement. YOUR TIMELY RESPONSE IS IMPORTANT. You are urged NOT to sign any gold consent cards. Instead, the Company urges you to reject the solicitation efforts of the Baksa Group by promptly completing, signing, dating and mailing the enclosed WHITE Consent Revocation Card to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016. Please be aware that if you sign a gold consent card but do not check any of the boxes on the card, you will be deemed to have consented to all of the Proposals in the Baksa Group’s Consent Statement.

Results of Baksa Group Consent Solicitation

The Company will retain an independent inspector of elections in connection with the Baksa Group Consent Solicitation. The Company intends to notify stockholders of the results of the Baksa Group Consent Solicitation by issuing a press release, which it will also file with the SEC as an exhibit to a Current Report on Form 8-K.

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SOLICITATION OF CONSENT REVOCATIONS

Cost and Method

The cost of the solicitation of consent revocations will be borne by the Company. The Company estimates that the total expenditures relating to the Company’s solicitation of consent revocations (other than salaries and wages of officers and employees) will be approximately $[●], of which approximately $[●] has been spent as of the date hereof. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit consent revocations in person, or by telephone, facsimile, email, internet, text messaging, or other forms of electronic communication.

The Company has retained the proxy solicitation firm of MacKenzie Partners, Inc. to serve as its proxy solicitors, at a fee not estimated to exceed $[●] plus reasonable out-of-pocket expenses, to assist in this solicitation of revocations. In addition to the use of the mails, revocation requests may be solicited by SITO by facsimile, telephone, email and other electronic channels of communications, in-person discussions and by advertisements. MacKenzie Partners, Inc. will also assist SITO in SITO’s communications with its stockholders with respect to the Consent Revocation Statement and such other advisory services as may be requested from time to time by SITO. The Company will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding SITO’s Consent Revocation Statement materials to, and obtaining instructions relating to such materials from, beneficial owners of the Common Stock. In addition, MacKenzie Partners, Inc. and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement. MacKenzie Partners, Inc. has advised the Company that approximately [●] of its employees will be involved in the solicitation of revocations by MacKenzie Partners, Inc. on behalf of the Company.

Participants in the Company’s Solicitation

Under applicable regulations of the SEC, each director and certain executive officers of the Company are deemed “participants” in the Company’s Consent Revocation Statement. Please refer to Appendix A for information about our directors and executive officers who may be deemed to be participants.

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APPRAISAL RIGHTS

Holders of Shares do not have appraisal rights under the DGCL in connection with this solicitation of consent revocations.

13

CURRENT DIRECTORS OF THE COMPANY

Richard O’Connell, Jr., 59, joined our Board on February 18, 2016. Mr. O’Connell has also served as our Interim Chief Executive Officer since February 2017. From 2010 to May 2016, Mr. O’Connell served as the Chief Financial Officer and Chief Credit Officer of Emergent Capital, Inc., a NYSE-listed specialty-finance business that primarily invests in life settlements. From 2006 until 2009, Mr. O’Connell served as the Chief Financial Officer of RapidAdvance, LLC, and from 2002 until 2005 he served as the Chief Operating Officer of Insurent Agency Corporation. From 2000 until 2001, Mr. O'Connell acted as Securitization Consultant to the Industrial Bank of Japan, and from 1999 until 2000, he served as President of Telomere Capital, LLC. From 1988 until 1998, Mr. O’Connell served in various senior capacities at Enhance Financial Services and its subsidiary, Singer Asset Finance Company, including President and Chief Operating Officer of Singer Asset Finance and Senior Vice President and Treasurer of Enhance Financial Services. Mr. O’Connell received a B.A. from Franklin and Marshall College and an M.B.A. from Rutgers University Graduate School of Management.

Mr. O’Connell is qualified to serve as a member of the Board because of his past experience as Chief Operating Officer and Chief Financial Officer of various finance companies.

Brent D. Rosenthal, 44, joined our Board on August 9, 2016. Mr. Rosenthal is a Partner in Affiliates of W.R. Huff Asset Management Co., LLC, an investment company located in Morristown, NJ, a firm he joined in 2002. Mr. Rosenthal focuses on the communications, media, technology and food industries and currently serves on the Board of Directors of comScore (NASDAQ:SCOR), RiceBran Technologies (NASDAQ: RIBT) and as a Special Advisor to the Board of Directors of Park City Group (NASDAQ:PCYG). Previously, Mr. Rosenthal served on the Board of Directors of Rentrak Corporation (NASDAQ:RENT) from 2008 through 2016 including as the Non-Executive Chairman from 2011 through 2016.

At the time that Mr. Rosenthal joined our Board, the Board had concluded that Mr. Rosenthal was qualified to serve as a member of the Board because of his apparent business acumen and financial expertise as well as his past experience in the media industry. The Board is no longer prepared to reaffirm its past view of Mr. Rosenthal’s business acumen and financial expertise. On April 18, 2017, the Board determined that it does not intend to nominate or recommend Mr. Rosenthal for re-election to the Board at the 2017 Annual Meeting. Further, effective April 18, 2017, the Board has determined that it no longer deems Mr. Rosenthal to be an independent director for purposes of NASDAQ’s listing rules, and, accordingly, he has been removed from all committees of the Board.

At the time that Mr. Rosenthal joined our Board, the Board was not aware of Mr. Rosenthal’s previous association and working relationship with Mr. Baksa or that he and Mr. Baksa had collaborated together on an activist campaign at another public company. In July 2016, Mr. Baksa and other investors had threatened a proxy contest at another public company, RiceBran Technologies, which proxy contest ultimately ended when Messrs. Baksa and Rosenthal, among other individuals, entered into a settlement agreement with the target. Pursuant to the agreement, Mr. Rosenthal was named to that company’s board of directors as one of the designees of Mr. Baksa and his fellow investors, and was also named chairman of the board of RiceBran Technologies. In the Baksa Consent Statement, the Baksa Group indicates that Mr. Baksa is prepared to vouch for Mr. Rosenthal’s business acumen and specifically stated as follows: “Mr. Baksa has had an opportunity to become acquainted with and observe the business acumen and financial expertise of Mr. Rosenthal both in connection with Mr. Baksa’s role as a shareholder and former director of the Company and in his role as a shareholder in RiceBran Technologies, Inc.” As noted above, at the time that Mr. Rosenthal joined the Board, the Board was not aware of these interactions between Mr. Rosenthal and Mr. Baksa and that, based on the foregoing disclosure from the Baksa Consent Statement, they continued their interactions even after Mr. Rosenthal joined the Board.

Jonathan E. Sandelman, 58, joined the Board on December 10, 2012. Mr. Sandelman is the Chief Executive Officer, Founder, and Chief Investment Officer at Sandelman Partners, LP. He founded the firm on July 1, 2005. Mr. Sandelman is the President and Director at NMS Services Inc., NMS Services (Cayman) Inc., and BAC Services Inc. He was the President of the New York Office at Banc of America Securities LLC. Mr. Sandelman joined the firm in 1998 as the Head of Equity Financial Products and took charge of the equity department in 2002. He headed the firm’s debt and equities business before becoming the President, a post that Mr. Sandelman held until October 20, 2004. He was the Deputy Head of Global Equities, Member of the Risk Management Committee, Member of the Compensation Committee, and Managing Director of Equity Derivatives at Salomon Brothers. Mr. Sandelman was a Director of Do Something and Impact Web Enterprises, Inc. He holds a Bachelor of Arts and a Juris Doctor from Yeshiva University-Cardozo Law School.

Mr. Sandelman’s financial and intellectual property knowledge and experience qualifies him to serve on the Company’s Board of Directors.

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Joseph A. Beatty, 53, joined our Board of Directors on September 9, 2014. Mr. Beatty was President and Chief Executive Officer and a board member of Telular Corporation from 2008 until its sale in June 2013. Prior to serving as Telular’s President and Chief Executive Officer, Mr. Beatty served as its Executive Vice President (beginning in April 2007) and Chief Financial Officer and Secretary (beginning in May 2007). From June 2003 until June 2006, Mr. Beatty was President and Chief Executive Officer of Concourse Communications Group, a privately held developer and operator of distributed antenna systems and airport wi-fi networks. From March 2001 until June 2003, Mr. Beatty worked with private equity firm Cardinal Growth L.P. on various acquisition projects and also acted as part-time Interim Chief Financial Officer for Novaxess B.V., a privately held telecom services provider based in the Netherlands. From November 1996 until February 2001, Mr. Beatty was a co-founder and the Chief Financial Officer of Focal Communications Corporation, a publicly held telecom services provider. Earlier in his career, Mr. Beatty was a securities analyst and also held numerous technical management positions for a local telecom services provider. Mr. Beatty is a former Chairman and continues to serve on the board of trustees of Edward Health Services Corporation, a not-for-profit healthcare provider located in Naperville, Illinois. He is also a director of EHSC Cayman Segregated Portfolio, its captive insurance subsidiary, domiciled in the Cayman Islands, Intelliquent, Inc. and CityScan, Inc. Mr. Beatty earned a bachelor’s degree in electrical engineering from the University of Illinois and an MBA from the University of Chicago’s Booth School of Business. He is also a Chartered Financial Analyst.

Mr. Beatty’s extensive management and leadership experience in the telecommunications industry and his strong background in finance and impressive experience as a member of senior management for a number of telecommunications companies provide our Board with key expertise in financial matters and valuable insight regarding strategic opportunities.

Betsy J. Bernard, 61, joined our board on July 15, 2014. Ms. Bernard was previously the President of AT&T, a position she held from October 2002 until her retirement in December 2003. Ms. Bernard also served as President and CEO of AT&T Consumer from April 2001 through October 2002. Ms. Bernard held senior executive positions with Qwest Communications International, Inc., USWEST, Inc. AVIRNEX Communications Group and Pacific Bell. Ms. Bernard serves as a Director, a member of the Audit and Finance Committees and Chair of the Strategic Issues Committee of the Principal Financial Group. She also serves as a director, a member of the compensation committee and Chair of the Nominating and Governance Committee of Zimmer Biomet. She previously served as chair of Telular Corporation. Ms. Bernard serves on the advisory boards of GroTech Ventures, Innovate Partners and the Silverfern Group. Ms. Bernard received a BA from St. Lawrence University, an MBA from Fairleigh Dickinson University, an MS degree in management from Stanford University’s Sloan Fellowship Program, and a Doctor of Laws (Honorary) from Pepperdine University.

The Board of Directors has concluded that Ms. Bernard is qualified to serve as a director of the Company because of her past experience in senior executive roles with leading global telecommunications companies and her significant experience as a director of public company boards, including service as chairman of the board, and experience as a member of compensation and audit committees as well as chair of nomination and governance committees.

Lowell W. Robinson, age 68, has served as a member of the Board since April 18, 2017. Mr. Robinson has significant experience in technology and software services and has overseen technology functions as part of his CFO, COO and CAO roles. Previously, Mr. Robinson was CFO, COO and CAO for MIVA. Inc. (former NASDAQ:VTRO). Prior to that, he served as CFO and Senior Executive Vice President of HotJobs (former NASDAQ:HOTJ), whose software product Softshoe assisted Fortune 200 companies in their recruitment efforts, until it was sold to Yahoo! Inc. (NASDAQ:YHOO) for approximately $500 million in 2002. Before that, he was CFO of PRT Group (former NASDAQ:PRTG), a software services company with onshore, near-shore and offshore software engineering services, through its $62 million initial public offering and two acquisitions.

He is currently on the public board of EVINE Live Inc. (NASDAQ: EVLV) a digital omnichannel home shopping network where he chairs the Audit Committee and is a member of the Finance Committee. Until the company’s recent sale for a significant premium, Mr. Robinson was on the board of Higher One (2014-2016), a fin tech student debit card company, where he chaired the Audit Committee and was a member of the Risk Committee.

In addition to the roles above, Mr. Robinson has held senior financial positions with ADVO (former NYSE: AD), Citigroup (NYSE:C), Uncle Ben's Inc. (a subsidiary of Mars, Inc.) and General Foods (former NYSE:GEFO). He was also Chairman of two GE Capital portfolio companies in the media, publishing and digital space. He was on the board of The Jones Group (former NYSE:JNY) where he chaired the Audit Committee and was a member of the Compensation Committee. Additional former public company board experience includes International Wire Group (OTC:ITWG), Independent Wireless One (former OTC:IWOHW) and Edison Schools (former NASDAQ:EDSN).

Mr. Robinson received an M.B.A. from Harvard Business School and a B.A. in Economics from the University of Wisconsin. He is on the boards of The Smithsonian Libraries and The Council for Economic Education. Previously he served on board of The Metropolitan Opera Guild (2013-2016) and on the board of The University of Wisconsin Business School (2006-2010). He is a member of The Economic Club of New York.

The Board of Directors has concluded that Mr. Robinson is qualified to serve as a director of the Company because of his thirty years of global strategic, financial, turnaround and M&A experience coupled with a strong operational background gained as an executive at well-known public companies, including General Foods and Citigroup providing him with well-informed operational guidance, as well as his public-company board experience.

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NAMED EXECUTIVE OFFICERS OF THE COMPANY

Richard O’Connell, Jr. serves as our Interim Chief Executive Officer. Further information about Mr. O’Connell is set forth above.

Lawrence Firestone, 59, has served as our Interim Chief Financial Officer since March 14, 2017. Mr. Firestone is the Chief Executive Officer and President of FirePower Technology, Inc., a provider of power supplies to the high performance computing market, a position he has held since January 2014. From June 2012 through June 2013, Mr. Firestone served as Chief Executive Officer and President of Qualstar Corporation (Symbol: QBAK), a public manufacturer of tape libraries. Previously, from February 2011 through June 2012, Mr. Firestone served as Chief Financial Officer of Xiotech Corporation, a privately held manufacturer of performance hard disk storage serving big data users. Mr. Firestone is also a member of InterimExecs (interimexecs.com) a service provider of interim executives to fill the immediate needs of companies around the world and he performs interim executive consulting services. Mr. Firestone's public company management experience also includes Executive Vice President and Chief Financial Officer of Advanced Energy Industries, Inc. (Symbol: AEIS), Senior Vice President and Chief Financial Officer at Applied Films Corporation (Symbol: AFCO). Mr. Firestone's public company board experience includes CVD Equipment (Symbol: CVV), Qualstar Corporation (Symbol: QBAK), Amtech Systems, Inc. (Symbol: ASYS) and Hyperspace Communications, Inc. (Symbol: HCO).

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CORPORATE GOVERNANCE

Board Independence

Our Board of Directors has determined that each of Mr. Sandelman, Mr. Robinson, Mr. Beatty, and Ms. Bernard are “independent," as determined by reference to the rules of a national securities exchange or of a national securities association (such as the Nasdaq Stock Market).

Board Meetings

The Board of Directors currently consists of six members. During fiscal year 2016, the Board of Directors met 8 times. Each director attended not less than 75% of the aggregate number of meetings

Committees of the Board of Directors

The following table sets forth the three standing committees of our Board of Directors that we are required to have pursuant to NASDAQ listing rules and the members of each committee:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Betsy J. Bernard	X	X	Chair
Joseph A. Beatty*	Chair	X	X
Jonathan E. Sandelman		Chair
Lowell W. Robinson*	X	X	X

* Audit Committee Financial Expert.

To assist it in carrying out its duties, the Board of Directors has delegated certain authority to an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee as the functions of each are described below.

Audit Committee

The Audit Committee is currently comprised of Mr. Beatty (Chairman), Mr. Robinson and Ms. Bernard. We believe all the members of the audit committee are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee met 4 times during fiscal 2016.

The duties and responsibilities of the Audit Committee are set forth in the Audit Committee’s charter adopted by the Board of Directors and available on the Company’s website (www.sitomobile.com).

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors and has other duties and functions as described in its charter.

Our Audit Committee serves to monitor our financial reporting process and internal control system; retains and pre-approves audit and any non-audit services to be performed by our independent registered accounting firm; directly consults with our independent registered public accounting firm; reviews and appraises the efforts of our independent registered public accounting firm; and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the Board of Directors.

Our board of directors has determined that each of Joseph A. Beatty and Lowell W. Robinson is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC.

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Compensation Committee

The Compensation Committee is currently comprised of Jonathan E. Sandelman (Chairman), Ms. Bernard, Mr. Robinson and Mr. Beatty. We believe all of the members of the Committee are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Compensation Committee met 3 times during fiscal 2016.

The duties and responsibilities of the Compensation Committee are set forth in the Compensation Committee’s charter adopted by the Board of Directors, which is available on the Company’s website (www.sitomobile.com).

Among its duties, our Compensation Committee determines the compensation and benefits paid to our executive officers, including our Chief Executive Officer and our Chief Financial Officer.

Our Compensation Committee reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management, approves recipients of stock option awards and establishes the number of shares and other terms applicable to such awards.

Our Compensation Committee also determines the compensation paid to our Board of Directors, including equity-based awards.

Governance and Nominating Committee

The Governance and Nominating Committee is currently comprised of Ms. Bernard (Chairman), Mr. Robinson and Mr. Beatty. We believe all the members of the Committee are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Governance and Nominating Committee met one time during fiscal 2016.

The duties and responsibilities of the Governance and Nominating Committee are set forth in the Governance and Nominating Committee’s charter adopted by the Board of Directors, which is available on the Company’s website (www.sitomobile.com).

Our Corporate Governance and Nominating Committee is charged with recommending the slate of director nominees for election to the Board of Directors, identifying and recommending candidates to fill vacancies on the Board of Directors, and reviewing, evaluating and recommending changes to our corporate governance processes. Among its duties and responsibilities, the Corporate Governance and Nominating Committee periodically evaluates and assesses the performance of the Board of Directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the Board of Directors; reviews the composition of each committee of the Board of Directors and presents recommendations for committee memberships; and reviews and recommends changes to the charter of the Governance and Nominating Committee and to the charters of other Board of Director committees.

The process followed by the Governance and Nominating Committee to identify and evaluate candidates includes (i) requests to Board of Director members, our Chief Executive Officer, and others for recommendations; (ii) meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications; and (iii) interviews of selected candidates. The Corporate Governance and Nominating Committee also considers recommendations for nomination to the Board of Directors submitted by shareholders.

In evaluating the suitability of candidates to serve on the Board of Directors, including shareholder nominees, the Governance and Nominating Committee seeks candidates who are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and who meet certain selection criteria established by the Governance and Nominating Committee.

Corporate Governance Materials

The full text of the charters of our Audit, Governance and Nominating, and Compensation Committees and our Insider Trading Policy and Code of Ethics can be found at http://ir.sitomobile.com/governance-documents.

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Code of Ethics

On December 1, 2004 we adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Ethics is available on our website located at http://ir.sitomobile.com/governance-documents and will be provided to any person requesting same without charge. To request a copy of our Code of Ethics please make written request to our Chief Financial Officer c/o SITO Mobile, Ltd. at 100 Town Square Place, Suite 204, Jersey City, NJ 07310.

Risk Oversight

The Board of Directors is responsible for the oversight of the Company’s risk management efforts. While the full Board of Directors is ultimately responsible for this oversight function, individual committees may consider specific areas of risk from time to time as directed by the Board. Members of management responsible for particular areas of risk for the Company provide presentations, information and updates on risk management efforts as requested by the Board or a Board committee.

Board Leadership Structure

Our Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, Betsy Bernard serves as our Lead Director and Richard O’Connell serves as our Interim Chief Executive Officer.

Director Compensation

Our non-employee Board of Director members receive an annual cash payment of $30,000, payable quarterly, for service on the Board of Directors and $250 per committee or board meeting, attended in-person or telephonically. Directors may also be reimbursed their expenses for travelling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with the Company’s business. There are currently no other cash compensation arrangements in place for members of the Board of Directors acting as such.

Upon appointment to the Board of Directors and annually thereafter, our directors receive a grant of five year options to purchase 20,000 shares of common stock which options vest immediately upon grant and which expire upon the earlier of the scheduled expiration date or 3 months after the cessation of service, whichever is sooner. The chairperson of each of our standing committees receives a grant of options to purchase 5,000 shares of common stock.

Effective November 10, 2015, our Board of Directors agreed to increase the compensation of the Lead Director to $45,000 and options to purchase 30,000 shares of common stock.

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The following table sets forth compensation received by our directors in the three months ended December 31, 2015.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Jerry Hug (1)	0	0	0	0	0
Jonathan D. Sandelman	8,000	0	7,756	0	15,756
Peter D. Holden	7,750	0	0	0	7,750
Betsy J. Bernard	8,500	0	0	0	8,500
Joseph A. Beatty	8,500	0	0	0	8,500
Philip Livingston (2)	8,500	0	10,729	0	19,229
Richard O’Connell, Jr. (3)	0	0	0	0	0

(1)	This table includes only his compensation which was expressly for service as a director. Mr. Hug received other compensation as an executive officer—see the Summary Compensation Table above.

(2)	Mr. Livingston was appointed as a Director on November 10, 2014 and did not stand for re-election at our February 18, 2016 annual meeting of shareholders.

(3)	Mr. O’Connell, Jr. was appointed as a Director on February 18, 2016.

Director Attendance at Annual Meetings

Our policy is that all directors, absent special circumstances, should attend our annual meeting of shareholders.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the cash and equity compensation arrangements of our directors and executive officers discussed above under “Director Compensation” and “Executive Compensation,” the following is a description of transactions since January 1, 2015, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest.

The Company entered into a Separation and General Release Agreement (the “Orsini Separation Agreement”) with James Orsini, its Chief Executive Officer, which confirmed his removal from all positions held with the Company, including its subsidiaries, divisions, affiliates, partnerships, joint ventures and related business entities, effective September 19, 2014. Pursuant to the terms of the Orsini Separation Agreement and in accordance with the terms of his employment agreement, the Company paid to Mr. Orsini, one year of his base salary, accrued but unused vacation time and provided continued medical coverage for a period of one year. In addition, the Company reimbursed Mr. Orsini for $10,000 for his attorneys’ fees in connection with his Separation Agreement. In exchange for these payments, and other provisions, Mr. Orsini provided a general release in favor of the Company. The Orsini Separation Agreement became effective on September 19, 2014.

On October 10, 2013, we entered into a Consulting Agreement with Peter D. Holden pursuant to which Mr. Holden provided advice and support in connection with our review, analysis and development of our intellectual property. Pursuant to the Consulting Agreement, Mr. Holden received $13,000 per month and, in addition, was granted an option to purchase 50,000 shares of our common stock at a price of $0.609 per share. The options vested immediately and expired on October 10, 2016. The Consulting Agreement was terminated in February 2015.

Policies and Procedures for Approving Transactions with Related Persons

The independent members of the Board of Directors have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board of Directors has not yet adopted a written policy or procedures governing its approval of transactions with related persons. During fiscal year 2016 and prior, all related party transactions were reviewed and approved by the Board of Directors, with each related party at the time serving as a director, abstaining from the vote.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own during the fiscal year ended December 31, 2016 all such reports were timely filed, except that three Form 4s were filed late by Nicole Braun resulting in 75 transactions not being reported on a timely basis, a Form 4 was filed late by Brent D. Rosenthal, resulting in one transaction not being reported on a timely basis, a Form 4 was filed late by Richard O’Connell, resulting in one transaction not being reported on a timely basis, and a Form 4 was filed late by Jonathan Sandelman, resulting in one transaction not being reported on a timely basis.

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SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders and other interested parties may send correspondence by mail to the full Board of Directors or to individual directors. Shareholders should address such correspondence to the Board of Directors or the relevant Board members in care of: SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310, Attention: Secretary.

All such correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board of Directors, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

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COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), our current executive officers, and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of clients and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals when we do hire, who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the of the Compensation Committee.

The Elements of our Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The Compensation Committee reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving certain objectives, individual performance experience and expertise and salaries paid to executives at companies similarly situated to ours.

Incentive Compensation Awards

Each of our Named Executive is eligible for an annual cash bonus, based upon net revenue, gross margins, and individual key performance indicators, set by the Compensation Committee annually. Our Compensation Committee sets the target bonus compensation paid as a percentage of each executive’s base salary with payment based upon certain threshold performance set by the Compensation Committee. The target bonus compensation is reviewed on an annual basis by our Compensation Committee.

Equity Incentive Awards

The equity grant component of the compensation plan for our named Executives is performance based. The number of performance options to be received by each of the executives is based upon the achievement by the Company of certain net revenues and gross margins targets which is reviewed on an annual basis by our Compensation Committee.

Benefits and Prerequisites

Other than health insurance and a 401(k) plan, we do not currently provide any employee benefit or retirement programs.

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

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Employment Agreements

Effective November 1, 2013, we entered into an employment agreement with Kurt Streams who serves as our Chief Financial Officer. Pursuant to our employment agreement with Mr. Streams dated October 18, 2013 we agreed to pay Mr. Streams an annual salary of $200,000, which is reviewed annually and discretionary cash bonuses. Our agreement with Mr. Streams also calls for successive one-year renewals unless either party elects against renewal.

Pursuant to the employment agreement with Mr. Streams, we granted to Mr. Streams an option to purchase 2,500 shares of our common stock under our 2009 Employee and Consultant Stock Plan. We also grated to Mr. Streams stock options under our 2010 Stock Option Plan to purchase 75,000 shares of our common stock at a strike price equal to the closing price of the Company’s stock on October 31, 2013 of $6.20, with the scheduled expiration date of the stock options to be November 1, 2018. The stock options vest annually in equal installments of 25,000 over a three-year period commencing on November 1, 2014.

Separation and Change in Control Arrangements

Pursuant to the terms of the employment agreement with Mr. Streams, in the event that Mr. Streams is (i) terminated without Cause (as defined in the Employment Agreement), (ii) terminated due to a Disability (as defined in the Employment Agreement), (iii) resigns with Good Reason (as defined in the Employment Agreement), or (iv) the Employment Agreement is not renewed at the election of the Company, Mr. Streams shall be entitled to receive severance benefits. Mr. Streams shall be entitled to receive the following severance benefits: (i) Base Salary immediately in effect immediately prior to the termination of the Employment Agreement (the “Termination Date”) for a period of three months and (ii) payment of COBRA premiums for Mr. Streams and his eligible dependents for a period of three months, subject to the Company’s right to discontinue or change its COBRA policy. Receipt of severance benefits shall be contingent upon Mr. Streams executing and delivering a general release of all claims in favor of the Company and its related persons.

In addition to severance benefits Mr. Streams shall receive (i) any salary earned and accrued but unpaid prior to the Termination Date, (ii) payment for all accrued by unused paid time off and (iii) any documented business expenses incurred in accordance with the Company’s polices.

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by us during the transition period ended December 31, 2015 and during our prior two fiscal years ended September 30, 2015 to all individuals who served as our chief executive officer, chief financial officer or acted in a similar capacity for us at any time during our last fiscal year ended September 30, 2015

Position		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Total ($)

Jerry Hug	2015*	75,000	0	0	31,710	106,710
Chief Executive Officer	2015	250,000	105,144	0	0	355,144
	2014	250,000	0	0	30,546	280,546

Kurt Streams	2015*	56,250	0	0	34,423	214,516
Chief Financial Officer	2015	200,000	67,293	0	95,975	363,268
	2014	183,333		0	0	183,333

* Represents the three-month transition period ended December 31, 2015.

Note: The table above includes only the value of options that vested during the periods indicated. The listed executives may have also received unvested options that may vest in a future period. See “Outstanding Equity Awards at December 31, 2015” below.

(1)	Mr. Hug was appointed Interim CEO on August 19, 2014. Mr. Hug was previously Director of Corporate Development.

(2)	Kurt Streams was appointed in fiscal 2014 on November 1, 2013 as our Chief Financial Officer.

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Outstanding Equity Awards

The following table reflects options granted to our executive officers named in the Summary Compensation Table.

Outstanding Equity Awards at December 31, 2015

Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date

Jerry Hug	100,067	-		6.50	7/01/2016
	84,943	-		4.69	7/01/2016
	50,000	-		4.69	12/01/2017
	21,030	42,060		2.805	11/21/2019
	-	150,000	(1)	3.51	11/18/2020

Kurt Streams	50,000	25,000		6.20	11/1/2018
	8,412	16,842		2.805	11/21/2019
	-	70,000	(1)	3.51	11/18/2020

Note: The table above reflects modifications to outstanding options made pursuant to November 2012 program where we modified the terms of stock options granted to certain employees, officers, directors, and active third party service providers. See “Employment Agreements and Benefits” above and “Certain Relationships and Related Transactions, and Director Independence - Outstanding Current Service Provider High-Exercise-Price Plan Options” below.

(1)	The options granted are performance options and shall vest and become exercisable in 1/3 increments over a three-year period commencing on the first anniversary of the November 18, 2015 date of grant. The maximum number of options subject to the grant shall be 150,000 and 70,000 for Mr. Hug and Mr. Streams, respectively. The number of options to be received is dependent upon the achievement of certain corporate goals, determined by our Compensation Committee.

26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock by each of our directors and named executive officers, each person known to us to beneficially own 5% or more of our common stock, and by the officers and directors of the Company as a group. Except as otherwise indicated, all shares are owned directly, based on 20,681,047 shares outstanding as of April 18, 2017. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power (subject to applicable community property laws) and that person’s address is c/o SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310. Shares of common stock subject to options, warrants, or convertible notes currently exercisable or convertible or exercisable or convertible within 60 days after April 14, 2017 are deemed outstanding for computing the share ownership and percentage of the person holding such options, warrants, or convertible notes but are not deemed outstanding for computing the percentage of any other person.

Name	Shares	Percentage
Richard O’Connell, Jr. (1)	42,733	*
Lawrence Firestone	0	*
Betsy J. Bernard (2)	146,420	*
Jonathan E. Sandelman (3)	525,788	2.55
Brent D. Rosenthal (4)	46,667	*
Joseph A. Beatty (5)	77,910	*
Lowell W. Robinson (6)	20,000

Officers and Directors as a Group (7 persons)	859,518	4.1%

Stephen D. Baksa (7)	1,006,060	4.9%
Thomas M. Candelaria(8)	406,750	2.0%
Karen Singer (9)	2,100,718	10.2%
TAR Holdings LLC (8)	2,100,718	10.2%

(1)       Includes 25,000 shares underlying stock options held jointly with spouse and which are fully vested.

(2)       Includes 25,000 shares underlying stock options which are fully vested.

(3)       Includes 68,288 shares underlying stock options which are fully vested.

(4)       Includes 20,000 shares underlying stock options which are fully vested.

(5)       Includes 25,000 shares underlying stock options which are fully vested.

(6)       Includes 20,000 shares underlying stock options which are fully vested.

(7)      Based on Schedule 13D/A filed with the SEC on April 13, 2017. The address of the principal office of Mr. Baksa is 2 Woods Lane, Chatham, NJ 07928. Includes  (i) 776,326 shares of common stock held directly by Mr. Baksa; (ii) 204,734 shares of common stock held by in trust for Mr. Baksa’s immediate family, (iii) 5,000 shares of common stock issuable upon the exercise of options granted to Mr. Baksa on August 27, 2013 under the SITO Mobile Ltd. 2010 Stock Option Plan (the “2010 Plan”) with an exercise price of $6.04 per share and (iv) 20,000 shares of common stock issuable upon the exercise of options granted to Mr. Baksa on November 12, 2013 under the 2010 Plan with an exercise price of $6.32 per share. Mr. Baksa and Mr. Candeleria have disclosed in their Schedule 13D filed on March 17, 2017, that by virtue of the informal understanding of Mr. Baksa and Mr. Candeleria to consult with each other with respect to actions taken by each with respect to the shares of the Company’s common stock that are from time-to-time owned by each, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Exchange Act and may be deemed to have beneficial ownership of the common stock owned by each other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,810 shares of common stock, or approximately 6.8% of the Company’s outstanding common stock. Each of Mr. Baksa and Mr. Candeleria have expressly disclaimed beneficial ownership of the common stock except to the extent of its pecuniary interest in those shares directly held by such person.

(8)        Based on Schedule 13D/A filed with the SEC on April 13, 2017. The address of the principal office of Mr. Candelaria is 3228 El Camino del Norte. Includes (i) 386,750 shares of common stock held by Streamworks Technologies, Inc., a corporation for which Mr. Candelaria is the sole director and shareholder; and (ii) 20,000 shares of common stock held in trust for Mr. Candelaria’s immediate family. Mr. Baksa and Mr. Candeleria have disclosed in their Schedule 13D filed on March 17, 2017, that by virtue of the informal understanding of Mr. Baksa and Mr. Candeleria to consult with each other with respect to actions taken by each with respect to the shares of the Company’s common stock that are from time-to-time owned by each, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Exchange Act and may be deemed to have beneficial ownership of the common stock owned by each other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,801 shares of common stock, or approximately 6.8% of the Company’s outstanding common stock. Each of Mr. Baksa and Mr. Candeleria have expressly disclaimed beneficial ownership of the common stock except to the extent of its pecuniary interest in those shares directly held by such person.

(9)        Based on Schedule 13D/A filed with the SEC on April 10, 2017. The address of Ms. Singer and TAR Holdings LLC is 212 Vaccaro Drive, Cresskill, NJ 07626. Shares are held directly by TAR Holdings LLC. Ms. Singer is the sole member of TAR Holdings LLC.

(*)       Less than 1%.

27

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act

To be considered for inclusion in next year’s Proxy Statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act, and acted upon at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), stockholder proposals must be submitted in writing to the attention of our Secretary at our principal office, no later than one hundred and twenty (120) calendar days prior to the one year anniversary of the date that we mail the proxy statement for the 2017 Annual Meeting of Stockholders. In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. Such proposals also need to comply with Rule 14a-8 of the Exchange Act and the interpretations thereof, and may be omitted from the Company’s proxy materials for the 2018 Annual Meeting if such proposals are not in compliance with applicable requirements of the Exchange Act.

Director Nominations and Stockholder Proposals Not Submitted Pursuant to Rule 14a-8 of the Exchange Act

Our Amended and Restated Bylaws also establish advance notice procedures with regard to stockholder proposals or director nominations that are not submitted for inclusion in the Proxy Statement. With respect to such stockholder proposals or director nominations, a stockholder’s advance notice must be made in writing, must meet the requirements set forth in our Amended and Restated Bylaws and must be delivered to, or mailed by first class United States mail, postage prepaid, and received by, our Corporate Secretary at our principal office no earlier than February 27, 2018 and no later than the close of business on March 29, 2018. However, in the event the 2018 Annual Meeting is scheduled to be held on a date before May 28, 2018, or after August 26, 2018, then such advance notice must be received by us not later than the close of business on the later of (1) the ninetieth (90th) calendar day prior to the 2018 Annual Meeting and (2) the 10th calendar day following the day on which we first make public disclosure of the date of the 2018 Annual Meeting (or if that day is not a business day for the Company, on the next succeeding business day).

General Requirements

Each proposal submitted must be a proper subject for stockholder action at the meeting, and all proposals and nominations must be submitted to: Corporate Secretary, SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301. The stockholder proponent must appear in person to present the proposal or nomination at the meeting or send a qualified representative to present such proposal or nomination. If a stockholder gives notice after the applicable deadlines or otherwise does not satisfy the relevant requirements of Rule 14a-8 of the Exchange Act or our Bylaws, the stockholder will not be permitted to present the proposal or nomination for a vote at the meeting.

Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act

If a stockholder who wishes to present a proposal before the 2018 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of stockholder proposals and proposed director nominations, the proxies that our Board solicits for the 2018 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC’s proxy rules, including Rule 14a-4(c) of the Exchange Act.

28

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In order to reduce costs and in accordance with SEC rules, we deliver only one consent revocation statement to multiple shareholders sharing an address, unless we receive contrary instructions from one or more of such shareholders. Notwithstanding the foregoing, we will deliver promptly, upon written or oral request to the Company at the telephone number and address noted below, a separate copy of our consent revocation statement to each shareholder at a shared address to which a single copy of the documents are delivered. Shareholders who wish to receive a separate copy of our proxy statement and annual report in the future should contact the Company by calling (201) 275-0555 or writing, SITO Mobile, Ltd., Attn: Secretary, at 100 Town Square Place, Suite 204, Jersey City, NJ 07310. Shareholders sharing an address who currently receive multiple copies of proxy statements and annual reports, but who wish to receive only a single copy of such materials, can request that only a single copy be provided by contacting the Company at the same number or address.

29

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the reporting requirements of the Exchange Act and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference facilities. SEC filings are also available at the SEC’s website at http://www.sec.gov. We also maintain a website at http://www.sitomobile.com, through which you can access our SEC filings. The information set forth on our website is not part of this consent revocation statement.

30

FORWARD-LOOKING STATEMENTS

This consent revocation statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Forward-looking statements include statements concerning the following:

●	our possible or assumed future results of operations;

●	our business strategies;

●	our ability to attract and retain customers;

●	our ability to sell additional products and services to customers;

●	our cash needs and financing plans;

●	our competitive position;

●	our industry environment;

●	our potential growth opportunities;

●	expected technological advances by us or by third parties and our ability to leverage them;

●	the effects of future regulation; and

●	our ability to protect or monetize our intellectual property.

In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements, because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under “Risk Factors” in our Annual Report on Form 10-K and the reports we file with the SEC. Actual events or results may vary significantly from those implied or projected by the forward-looking statements due to these risk factors. No forward-looking statement is a guarantee of future performance. You should read our Annual Report on Form 10-K and the documents that we reference in this Annual Report on Form 10-K and have filed as exhibits thereto with the Securities and Exchange Commission, or the SEC, with the understanding that our actual future results and circumstances may be materially different from what we expect.

Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

31

IMPORTANT

The Board urges you NOT to return any gold consent card solicited from you. If you have previously returned any such gold consent card, you have every right to revoke your consent. Simply complete, sign, date and mail the enclosed WHITE Consent Revocation Card in the postage-paid envelope provided, whether or not you previously returned the gold consent card.

If you have questions or need assistance revoking consent on your SITO shares please contact:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

32

Appendix A

Supplemental Information Concerning Participants in the Company’s Solicitation of Consent Revocations

The following tables (“Current Directors” and “Executive Officers and Employees”) list the name and business address of the directors of the Company and the name, present principal occupation and business address of the Company’s executive officers and employees who, under SEC rules, are considered to be participants in the Company’s solicitation of consent revocations from its stockholders in connection with the Baksa Group Consent Solicitation (collectively, the “Participants”).

Directors

The principal occupations of the Company’s directors are included in the biographies under the section above titled “Current Directors of the Company.” The names of each director are listed below, and the business addresses for all the directors is c/o SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301.

Name
Betsy Bernard
Jonathan E. Sandelman
Richard O’Connell Jr.
Joseph Beatty
Brent D. Rosenthal

Executive Officers and Employees

The executive officers and other employees who are considered Participants as well as their positions with the Company, which constitute their respective principal occupations, are listed below. The business address for each person is c/o SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301.

Name	Title
Richard O’Connell Jr.	Interim Chief Executive Officer
Lawrence Firestone	Interim Chief Financial Officer

Information Regarding Ownership of Company Securities By Participants

The number of shares of the Company’s common stock beneficially held as of April 14, 2017 by its directors and those executive officers who are Participants appears in the “Security Ownership of Certain Beneficial Owners and Management” section of this consent revocation statement. Except as described in this Appendix A or otherwise in this consent revocation statement, none of the persons listed above in “Directors” and “Executive Officers and Employees” owns any debt or equity security issued by us of record that he or she does not also own beneficially.

A-1

Transactions in the Company’s Securities by Participants—Last Two Years

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant between April 10, 2015 and April 10, 2017. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans, and no part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Transaction Description
Betsy Bernard	8/31/2015	8,000	Purchase
Betsy Bernard	9/21/2016	26,667	Purchase
Jonathan E. Sandelman	5/21/2015	20,000	Option issuance
Jonathan E. Sandelman	11/18/2015	3,288	Option issuance
Richard O’Connell Jr.	2/18/2016	25,000	Option issuance
Richard O’Connell Jr.	10/9/2015 – 10/20/2015	4,400	Purchases
Richard O’Connell Jr.	9/21/2016	13,333	Purchase
Joseph Beatty	8/24/2015	281	Purchase
Joseph Beatty	8/25/2015	534	Purchase
Joseph Beatty	8/26/2015	19,150	Purchase
Brent D. Rosenthal	8/9/2016	20,000	Option issuance
Brent D. Rosenthal	9/21/2016	26,667	Purchase
Lowell W. Robinson	4/18/2017	20,000	Option issuance
Lawrence Firestone	--	--	--

Miscellaneous Information Regarding Participants

Except as described in the consent revocation statement or this Appendix A, to the Company’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix A or the consent revocation statement, no associates of a “participant” beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Appendix A or the consent revocation statement, neither we nor any of the “participants” have a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon in the Baksa Group Consent Solicitation. In addition, neither the Company nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Notwithstanding the foregoing, the Company is currently unable to make the foregoing representation with respect to Mr. Rosenthal since the Company is unable to ascertain whether Mr. Rosenthal has formed a group (within the meaning of Rule 13d-5 under the Exchange Act) with the Baksa Group.

Other than as set forth in Appendix A or this consent revocation statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000. Notwithstanding the foregoing, the Company is currently unable to make the foregoing representation with respect to Mr. Rosenthal since the Company is unable to ascertain whether Mr. Rosenthal has formed a group (within the meaning of Rule 13d-5 under the Exchange Act) with the Baksa Group.

A-2

REVISED PRELIMINARY CONSENT REVOCATION CARD

SUBJECT TO COMPLETION DATED APRIL 28, 2017

CONSENT REVOCATION CARD — WHITE

CONSENT REVOCATION
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF
SITO MOBILE, LTD.

The undersigned, a holder of shares of common stock, par value $0.001 per share (the “Shares”), of SITO Mobile, Ltd. (the “Company”), acting with respect to all Shares held by the undersigned at the close of business on [●], 2017, hereby acts as follows concerning the proposals of Stephen D. Baksa, Thomas Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala (collectively, the “Baksa Group”) set forth on the reverse side.

(CONTINUED ON REVERSE SIDE)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Materials for the
Notice of Consent Revocation Solicitation

The Consent Revocation Statement is available at:
[●]

THE BOARD OF DIRECTORS OF THE COMPANY URGES YOU TO MARK THE “YES, REVOKE MY CONSENT” BOXES.	Please mark your selection an ☒ indicated in this sample.

PROPOSALS OF THE BAKSA GROUP

PROPOSAL 1: The repeal of any amendment or modification (including the March Amended Bylaws) by the Board of Directors of the Company (the “Board”) of the Company’s Bylaws as filed with the SEC on May 11, 2016 made after May 11, 2016 and on or prior to the effectiveness of the Baksa Group Consent Solicitation.

YES, REVOKE MY CONSENT  ☐      NO, DO NOT REVOKE MY CONSENT  ☐

PROPOSAL 2: Set the size of the Board to six (6) directors notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals.

YES, REVOKE MY CONSENT  ☐      NO, DO NOT REVOKE MY CONSENT ☐

PROPOSAL 3: The removal of each of Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman, Lowell W. Robinson and Joseph Beatty from the Board (and any other person or persons appointed or designated by the Board or any committee thereof) to fill any vacancy or newly created directorship from the date hereof until the time that the actions proposed to be taken by the Consent Solicitation become effective.

YES, REVOKE MY CONSENT  ☐     NO, DO NOT REVOKE MY CONSENT ☐

IF YOU WISH TO REVOKE CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED OR REFERENCED IN PROPOSAL #3, BUT NOT ALL OF THEM, CHECK THE “YES, REVOKE MY CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU WANT TO BE REMOVED IN THE FOLLOWING SPACE:

Proposal 4: The election of each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala as directors to serve as directors to fill certain vacancies on the Board resulting from Proposals 2 and 3 (or if any Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa or Mr. Candelaria, designated as a Nominee by Mr. Baksa), each to serve, if elected, until the Company’s 2018 annual meeting of stockholders. Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not increased pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, the Baksa Group has disclosed in the Baksa Group Consent Statement that it is the Baksa Group’s intention that the Baksa Nominees be appointed in order of the number of consents received by the Baksa Nominees, with the Baksa Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered “available” within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular Incumbent Director's removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Baksa Nominee in alphabetical order.

YES, REVOKE MY CONSENT  ☐      NO, DO NOT REVOKE MY CONSENT ☐

IF YOU WISH TO REVOKE CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN PROPOSAL #4, BUT NOT ALL OF THEM, CHECK THE “YES, REVOKE MY CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU WANT TO BE ELECTED IN THE FOLLOWING SPACE:

THE BOARD OF DIRECTORS OF THE COMPANY URGES YOU TO MARK THE “YES, REVOKE MY CONSENT” BOXES FOR ALL PROPOSALS. UNLESS OTHERWISE INDICATED ABOVE, THIS CONSENT REVOCATION CARD REVOKES ALL PRIOR CONSENTS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH HEREIN.

UNLESS YOU SPECIFY OTHERWISE, BY SIGNING AND DELIVERING THIS CONSENT REVOCATION CARD TO THE COMPANY, YOU WILL BE DEEMED TO HAVE REVOKED CONSENT TO ALL OF THE PROPOSALS SET FORTH HEREIN. BY ORDER FOR THE CONSENT REVOCATION TO BE VALID, IT MUST BE DATED, PLEASE MARK, SIGN, DATE AND MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED.

CONTROL NUMBER

Dated:	Print Name:	Signature (Title, if any):

Signature (if held jointly):	Title or Authority:

Please sign in the same form as your name appears hereon. Executives and fiduciaries should indicate their titles. If signed on behalf of a corporation, give title of office signing

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.